SECURITIES AND EXCHANGE COMMISSION

UNITED STATES

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 29, 2020

REGENCY CENTERS CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (904)-598-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $.01 par value	REG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

On April 29, 2020, Regency Centers Corporation (the “Company”) held an annual meeting of its shareholders to vote on the following proposals:

Proposal One – Election of Directors: The board of directors nominated eleven nominees to stand for election at the 2020 meeting and each of the nominees were elected at the meeting. In accordance with the voting results listed below, the nominees were elected to serve until the 2021 annual meeting or until their successors are elected and qualified.

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Martin E. Stein, Jr.	149,392,517	3,203,703	34,449	3,454,080
Joseph F. Azrack	151,914,521	677,980	38,168	3,454,080
Bryce Blair	146,799,928	5,794,171	36,570	3,454,080
C. Ronald Blankenship	143,002,647	9,591,237	36,785	3,454,080
Deirdre J. Evens	152,025,213	570,976	34,480	3,454,080
Thomas W. Furphy	152,272,034	319,454	39,181	3,454,080
Karin M. Klein	152,060,722	534,580	35,367	3,454,080
Peter D. Linneman	149,689,935	2,902,730	38,004	3,454,080
David P. O’Connor	151,076,543	1,518,227	35,899	3,454,080
Lisa Palmer	151,874,121	723,238	33,310	3,454,080
Thomas G. Wattles	142,980,691	9,614,204	35,774	3,454,080

Proposal Two –Advisory Vote on Executive Compensation for Fiscal Year 2019: Voting results for the Company’s executive compensation for fiscal year 2019 were as follows:

For	Against	Abstain	Broker Non-Votes
151,228,345	1,296,373	105,951	3,454,080

Proposal Three – Ratification of Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm: The board of directors selected the accounting firm of KPMG LLP to serve as the independent registered public accounting firm for the Company for the current fiscal year ending December 31, 2020. The board of directors directed that the appointment of the independent public accounting firm be submitted for ratification by the shareholders at the annual meeting. The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the current fiscal year ending December 31, 2020 in accordance with the voting results listed below.

For	Against	Abstain
151,368,719	4,674,003	42,027

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION

April 30, 2020	By:	/s/ Barbara C. Johnston
Barbara C. Johnston, Senior Vice President and General Counsel

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